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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation of our report dated April 26, 1996 included in this Form 10-K/A, into the Einstein/Noah Bagel Corp. previously filed Registration Statement File Nos. 333-11197 and 333-44353.

                                                MAYER HOFFMAN McCANN L.C.

Kansas City, Missouri
March 16, 1998